ADVISORS DISCIPLINED TRUST 363

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the second paragraph and related table under "Understanding Your Investment--How Your Trust Works--How We Distribute Units" on page 23 of the prospectus is replaced with the following:

     During the initial offering period, the distribution fee (the broker-dealer concession or agency commission) for broker-dealers and other firms is as follows, provided that the distribution fee applicable to a transaction not exceed the sales fee paid in connection with such transaction:


                                          CONCESSION
           TRANSACTION AMOUNT             OR AGENCY
                                          COMMISSION
           -----------------------------------------
           Less than 100 units              $25.00

           100-249 units                    $22.50

           250-499 units                    $20.00

           500-999 units                    $17.50

           1,000-4,999 units                $15.00

           5,000-9,999 units                $12.50

           10,000 or more units             $10.00


     In addition, the fourth paragraph and related table under "Understanding Your Investment--How Your Trust Works--How We Distribute Units" on page 23 of the prospectus is replaced with the following: For transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase units of the trust offered in this prospectus, the concession or agency commission is $20.00 per unit, provided that this concession or agency commission shall not exceed the sales fee paid in connection with the purchase of such units.

     Supplement Dated:  May 12, 2009




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